SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                December 31, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     01-13612              02-0398678
-------------------------------       -----------          ----------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
         incorporation)               File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
                    (Address of principal executive offices)



                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 31, 2003, Congoleum Corporation issued a press release announcing that it has obtained the asbestos claimant votes necessary for approval of its pre-packaged Chapter 11 plan of reorganization and has proceeded with its bankruptcy filing in Trenton, New Jersey. Congoleum will now seek bankruptcy court confirmation of the plan as promptly as possible. A copy of the Company's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  EXHIBITS

(c) Exhibits.

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 Exhibit No.                         Description
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    99.1            Press release, dated December 31, 2003.
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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 31, 2003                Congoleum Corporation


                                       By:   /s/ Howard N. Feist III
                                             --------------------------------
                                       Name:    Howard N. Feist III
                                       Title:   Chief Financial Officer

                                  EXHIBIT INDEX

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 Exhibit No.                         Description
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    99.1            Press release, dated December 31, 2003.
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